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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 21, 2001
                        (Date of earliest event reported)


                           CONSOLIDATED WATER CO. LTD.
             (Exact name of Registrant as specified in its charter)



 Cayman Islands, B.W.I.             0-25248                   Not Applicable
-----------------------       ---------------------         -------------------
(State of incorporation       (Commission File No.)            (IRS Employer
    or organization)                                        Identification No.)

                         Trafalgar Place, West Bay Road
                                P.O. Box 1114 GT
                      Grand Cayman, Cayman Islands, B.W.I.
                    (Address of principal executive offices)

                                 (345) 945-4277
              (Registrant's telephone number, including area code)





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Item 5. Other Events.

         On September 21, 2001, Consolidated Water Co. Ltd. (the "Company") issued a press release announcing that it had reactivated a previously authorized stock repurchase program. A copy of the press release issued by the Company on September 21, 2001 concerning the program is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits.

99.1    Press Release, dated September 21, 2001.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       CONSOLIDATED WATER CO. LTD.



                                       By: /s/ Frederick W. McTaggart
                                           -------------------------------------
                                       Name:  Frederick W. McTaggart
                                       Title: President


Date: September 25, 2001






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EXHIBIT INDEX

Exhibit            Description
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99.1               Press Release, dated September 21, 2001






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